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                            RS INVESTMENT TRUST

VALUE FUND SUMMARY
RS PARTNERS FUND


PROSPECTUS SUPPLEMENT
TO PROSPECTUS DATED MAY 1, 2001


The first sentence of the section "Principal Investment Strategies" on page 30 of the Prospectus is replaced with the following:

"The Fund invests in equity securities primarily of companies with market capitalizations of up to $1.5 billion that RS Investments believes are undervalued."





July 1, 2001